
                                                       Chase Manhattan Bank USA, N.A.
                                                   Monthly Certificateholder's Statement

                                                       Chase Credit Card Master Trust
                                                               Series 1995-1
                                                                                                          Distribution Date: 8/17/98

Section 5.2 - Supplement                                         Class A         Class B        Collateral                Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                 0.00            0.00             0.00                0.00

(ii)     Monthly Interest Distributed                          3,971,171.88      337,805.99       442,424.67        4,751,402.53
         Deficiency Amounts                                            0.00            0.00                                 0.00
         Additional Interest                                           0.00            0.00                                 0.00
         Accrued and Unpaid Interest                                                                    0.00                0.00

(iii)    Collections of Principal Receivables                 84,812,292.36    7,067,691.03     9,087,031.32      100,967,014.71

(iv)     Collections of Finance Charge Receivables            11,597,944.76      966,495.40     1,242,636.94       13,807,077.09

(v)      Aggregate Amount of Principal Receivables                                                             15,483,213,585.03

                                         Investor Interest   750,000,000.00   62,500,000.00    80,357,142.86      892,857,142.86
                                         Adjusted Interest   750,000,000.00   62,500,000.00    80,357,142.86      892,857,142.86

                                                 Series
         Floating Investor Percentage                         5.77%          84.00%           7.00%         9.00%         100.00%
         Fixed Investor Percentage                            5.77%          84.00%           7.00%         9.00%         100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                      95.18%
              30 to 59 days                                                                                                 1.59%
              60 to 89 days                                                                                                 1.08%
              90 or more days                                                                                               2.15%
                                             Total Receivables                                                            100.00%

(vii)    Investor Default Amount                               4,334,099.95      361,175.00       464,367.85        5,159,642.80

(viii)   Investor Charge-Offs                                          0.00            0.00             0.00                0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                    0.00            0.00             0.00

(x)      Servicing Fee                                           625,000.00       52,083.33        66,964.29          744,047.62

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                    11.65%

(xii)    Reallocated Monthly Principal                                                 0.00             0.00                0.00

(xiii)   Closing Investor Interest (Class A Adjusted)        750,000,000.00   62,500,000.00    80,357,142.86      892,857,142.86

(xiv)    LIBOR                                                                                                             5.65625%

(xv)     Principal Funding Account Balance                                                                                  0.00

(xvi)    Accumulation Shortfall                                                                                             0.00

(xvii)   Principal Funding Investment Proceeds                                                                              0.00

(xviii)  Principal Investment Funding Shortfall                                                              =======================

(xix)    Available Funds                                      10,990,255.93      914,412.06     1,175,672.65       13,080,340.64

(xx)     Certificate Rate                                              5.77625%        5.89625%         6.00625%



                                                    Chase Manhattan Bank USA, N.A.
                                                 Monthly Certificateholder's Statement

                                                    Chase Credit Card Master Trust
                                                             Series 1995-2
                                                                                                          Distribution Date: 8/17/98

Section 5.2 - Supplement                                         Class A          Class B        Collateral                 Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                    0.00             0.00            0.00                 0.00

(ii)    Monthly Interest Distributed                             3,115,000.00       181,245.17      264,965.98         3,561,211.15
        Deficiency Amounts                                               0.00             0.00                                 0.00
        Additional Interest                                              0.00             0.00                                 0.00
        Accrued and Unpaid Interest                                                                       0.00                 0.00

(iii)   Collections of Principal Receivables                    67,849,833.89     3,855,001.40    5,397,248.68        77,102,083.96

(iv)    Collections of Finance Charge Receivables                9,278,355.80       527,165.25      738,065.09        10,543,586.14

(v)     Aggregate Amount of Principal Receivables                                                                 15,483,213,585.03

                                           Investor Interest 600,000,000.00    34,090,000.00   47,728,181.82         681,818,181.82
                                           Adjusted Interest 600,000,000.00    34,090,000.00   47,728,181.82         681,818,181.82

                                                  Series
        Floating Investor Percentage                         4.40%         88.00%            5.00%        7.00%              100.00%
        Fixed Investor Percentage                            4.40%         88.00%            5.00%        7.00%              100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                         95.18%
              30 to 59 days                                                                                                    1.59%
              60 to 89 days                                                                                                    1.08%
              90 or more days                                                                                                  2.15%
                                                                                                                    ----------------
                                              Total Receivables                                                              100.00%

(vii)   Investor Default Amount                                3,467,279.96       196,999.29      275,811.61           3,940,090.86

(viii)  Investor Charge-Offs                                             0.00             0.00            0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00            0.00

(x)     Servicing Fee                                              500,000.00        28,408.33       39,773.48           568,181.82

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        11.62%

(xii)   Reallocated Monthly Principal                                                     0.00            0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted)           600,000,000.00    34,090,000.00   47,728,181.82       681,818,181.82

(xiv)   LIBOR                                                                                                               5.65625%

(xv)    Principal Funding Account Balance                                                                                      0.00

(xvi)   Accumulation Shortfall                                                                                                 0.00

(xvii)  Principal Funding Investment Proceeds                                                                                  0.00

(xviii) Principal Investment Funding Shortfall                                                                  ==================

(xix)   Available Funds                                          8,778,355.80       498,756.92      698,291.60         9,975,404.32

(xx)    Certificate Rate                                                   6.23000%         6.38000%        6.05625%

-----------------------------------------------------------------------------------------------------------------------------------

                                                  Chase Manhattan Bank USA, N.A.
                                               Monthly Certificateholder's Statement

                                                  Chase Credit Card Master Trust
                                                           Series 1995-3
                                                                                                        Distribution Date:  8/17/98

Section 5.2 - Supplement                                       Class A         Class B        Collateral                Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                  0.00            0.00             0.00                   0.00

(ii)    Monthly Interest Distributed                           2,336,250.00      136,149.60       195,556.44           2,667,956.04
        Deficiency Amounts                                             0.00            0.00                                    0.00
        Additional Interest                                            0.00            0.00                                    0.00
        Accrued and Unpaid Interest                                                                     0.00                   0.00

(iii)   Collections of Principal Receivables                  50,887,375.41    2,891,307.59     4,047,879.97          57,826,562.97

(iv)    Collections of Finance Charge Receivables              6,958,766.85      395,381.67       553,541.08           7,907,689.61

(v)     Aggregate Amount of Principal Receivables                                                                 15,483,213,585.03

                                          Investor Interest  450,000,000.00   25,568,000.00    35,795,636.36         511,363,636.36
                                          Adjusted Interest  450,000,000.00   25,568,000.00    35,795,636.36         511,363,636.36

                                                  Series
        Floating Investor Percentage                       3.30%          88.00%           5.00%            7.00%            100.00%
        Fixed Investor Percentage                          3.30%          88.00%           5.00%            7.00%            100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       95.18%
                30 to 59 days                                                                                                  1.59%
                60 to 89 days                                                                                                  1.08%
                90 or more days                                                                                                2.15%
                                                                                                                  ------------------
                                                   Total Receivables                                                         100.00%

(vii)   Investor Default Amount                                2,600,459.97      147,752.36       206,855.82           2,955,068.15

(viii)  Investor Charge-Offs                                           0.00            0.00             0.00                   0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                     0.00            0.00             0.00

(x)     Servicing Fee                                            375,000.00       21,306.67        29,829.70             426,136.36

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        11.62%

(xii)   Reallocated Monthly Principal                                                  0.00             0.00                   0.00

(xiii)  Closing Investor Interest (Class A Adjusted)         450,000,000.00   25,568,000.00    35,795,636.36         511,363,636.36

(xiv)   LIBOR                                                                                                               5.65625%

(xv)    Principal Funding Account Balance                                                                                      0.00

(xvi)   Accumulation Shortfall                                                                                                 0.00

(xvii)  Principal Funding Investment Proceeds                                                                                  0.00

(xviii) Principal Investment Funding Shortfall                                                                   ==================

(xix)   Available Funds                                        6,583,766.85      374,075.00       523,711.39           7,481,553.24

(xx)    Certificate Rate                                               6.23000%        6.39000%         6.18125%

------------------------------------------------------------------------------------------------------------------------------------

                                             Chase Manhattan Bank USA, N.A.
                                          Monthly Certificateholder's Statement

                                             Chase Credit Card Master Trust
                                                      Series 1996-1
                                                                                                 Distribution Date:     8/17/98

Section 5.2 - Supplement                               Class A        Class B         Collateral               Total
---------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                              0.00           0.00           0.00                     0.00

(ii)    Monthly Interest Distributed                       3,237,500.00     189,248.43     309,125.13             3,735,873.56
        Deficiency Amounts                                         0.00           0.00                                    0.00
        Additional Interest                                        0.00           0.00                                    0.00
        Accrued and Unpaid Interest                                                              0.00                     0.00

(iii)   Collections of Principal Receivables              79,158,139.53   4,497,539.32   6,296,752.43            89,952,431.29

(iv)    Collections of Finance Charge Receivables         10,824,748.44     615,031.28     861,070.78            12,300,850.50

(v)     Aggregate Amount of Principal Receivables                                                            15,483,213,585.03

                                       Investor Interest 700,000,000.00  39,772,000.00  55,682,545.45           795,454,545.45
                                       Adjusted Interest 700,000,000.00  39,772,000.00  55,682,545.45           795,454,545.45

                                            Series
        Floating Investor Percentage                5.14%         88.00%          5.00%          7.00%                  100.00%
        Fixed Investor Percentage                   5.14%         88.00%          5.00%          7.00%                  100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                  95.18%
                30 to 59 days                                                                                             1.59%
                60 to 89 days                                                                                             1.08%
                90 or more days                                                                                           2.15%
                                                                                                             -------------------
                                             Total Receivables                                                          100.00%

(vii)   Investor Default Amount                            4,045,159.95     229,834.43     321,778.29             4,596,772.67

(viii)  Investor Charge-Offs                                       0.00           0.00           0.00                     0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                 0.00           0.00           0.00

(x)     Servicing Fee                                        583,333.33      33,143.33      46,402.12               662,878.79

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                   11.62%

(xii)   Reallocated Monthly Principal                                             0.00           0.00                     0.00

(xiii)  Closing Investor Interest (Class A Adjusted)     700,000,000.00  39,772,000.00  55,682,545.45           795,454,545.45

(xiv)   LIBOR                                                                                                             5.65625%

(xv)    Principal Funding Account Balance                                                                                 0.00

(xvi)   Accumulation Shortfall                                                                                            0.00

(xvii)  Principal Funding Investment Proceeds                                                                             0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                              ===================

(xix)   Available Funds                                   10,241,415.11     581,887.95     814,668.66            11,637,971.71

(xx)    Certificate Rate                                           5.55000%       5.71000%       6.05625%

-----------------------------------------------------------------------------------------------------------------------------------

                                               Chase Manhattan Bank USA, N.A.
                                           Monthly Certificateholder's Statement

                                               Chase Credit Card Master Trust
                                                       Series 1996-2
                                                                                                     Distribution Date:    8/17/98

Section 5.2 - Supplement                                  Class A        Class B              Collateral                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                 0.00           0.00            0.00                    0.00

(ii)    Monthly Interest Distributed                          2,740,833.33     160,416.67      256,917.32            3,158,167.32
        Deficiency Amounts                                            0.00           0.00                                    0.00
        Additional Interest                                           0.00           0.00                                    0.00
        Accrued and Unpaid Interest                                                                  0.00                    0.00

(iii)   Collections of Principal Receivables                 62,195,681.06   3,533,845.51    4,947,383.72           70,676,910.30

(iv)    Collections of Finance Charge Receivables             8,505,159.49     483,247.70      676,546.78            9,664,953.96

(v)     Aggregate Amount of Principal Receivables                                                               15,483,213,585.03

                                        Investor Interest   550,000,000.00  31,250,000.00   43,750,000.00          625,000,000.00
                                        Adjusted Interest   550,000,000.00  31,250,000.00   43,750,000.00          625,000,000.00

                                            Series
        Floating Investor Percentage                  4.04%          88.00%          5.00%           7.00%                 100.00%
        Fixed Investor Percentage                     4.04%          88.00%          5.00%           7.00%                 100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                     95.18%
                30 to 59 days                                                                                                1.59%
                60 to 89 days                                                                                                1.08%
                90 or more days                                                                                              2.15%
                                                                                                                 ------------------
                                            Total Receivables                                                              100.00%

(vii)   Investor Default Amount                               3,178,339.96     180,587.50      252,822.50            3,611,749.96

(viii)  Investor Charge-Offs                                          0.00           0.00            0.00                    0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                    0.00           0.00            0.00

(x)     Servicing Fee                                           458,333.33      26,041.67       36,458.33              520,833.33

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                      11.62%

(xii)   Reallocated Monthly Principal                                                0.00            0.00                    0.00

(xiii)  Closing Investor Interest (Class A Adjusted)        550,000,000.00  31,250,000.00   43,750,000.00          625,000,000.00

(xiv)   LIBOR                                                                                                               5.65625%

(xv)    Principal Funding Account Balance                                                                                    0.00

(xvi)   Accumulation Shortfall                                                                                               0.00

(xvii)  Principal Funding Investment Proceeds                                                                                0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                                ==================

(xix)   Available Funds                                       8,046,826.15     457,206.03      640,088.44            9,144,120.63

(xx)    Certificate Rate                                              5.98000%       6.16000%        6.40625%

-----------------------------------------------------------------------------------------------------------------------------

                                                 Chase Manhattan Bank USA, N.A.
                                              Monthly Certificateholder's Statement

                                                 Chase Credit Card Master Trust
                                                          Series 1996-3
                                                                                                        Distribution Date:  8/17/98

Section 5.2 - Supplement                                      Class A            Class B       Collateral                Total
----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                     0.00           0.00            0.00                 0.00

(ii)    Monthly Interest Distributed                              2,434,132.89     141,813.47      192,452.75         2,768,399.10
        Deficiency Amounts                                                0.00           0.00                                 0.00
        Additional Interest                                               0.00           0.00                                 0.00
        Accrued and Unpaid Interest                                                                      0.00                 0.00

(iii)   Collections of Principal Receivables                     46,588,296.86   2,647,048.19    3,706,007.78        52,941,352.82

(iv)    Collections of Finance Charge Receivables                 6,370,874.77     361,979.59      506,790.61         7,239,644.96

(v)     Aggregate Amount of Principal Receivables                                                                15,483,213,585.03

                                           Investor Interest    411,983,000.00  23,408,000.00   32,772,440.86       468,163,440.86
                                           Adjusted Interest    411,983,000.00  23,408,000.00   32,772,440.86       468,163,440.86

                                                  Series
        Floating Investor Percentage                       3.02%         88.00%          5.00%           7.00%              100.00%
        Fixed Investor Percentage                          3.02%         88.00%          5.00%           7.00%              100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                      95.18%
                30 to 59 days                                                                                                 1.59%
                60 to 89 days                                                                                                 1.08%
                90 or more days                                                                                               2.15%
                                                                                                                 -------------------
                                                   Total Receivables                                                        100.00%

(vii)   Investor Default Amount                                   2,380,767.33     135,270.15      189,385.38         2,705,422.86

(viii)  Investor Charge-Offs                                              0.00           0.00            0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                        0.00           0.00            0.00

(x)     Servicing Fee                                               343,319.17      19,506.67       27,310.37           390,136.20

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       11.62%

(xii)   Reallocated Monthly Principal                                                    0.00            0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted)            411,983,000.00  23,408,000.00   32,772,440.86       468,163,440.86

(xiv)   LIBOR                                                                                                               5.65625%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvi)   Accumulation Shortfall                                                                                                0.00

(xvii)  Principal Funding Investment Proceeds                                                                                 0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                                 ===================

(xix)   Available Funds                                           6,027,555.60     342,472.92      479,480.24         6,849,508.76

(xx)    Certificate Rate                                                  7.09000%       7.27000%        6.40625%

------------------------------------------------------------------------------------------------------------------------------------